Exhibit 99.02

PRO FORMA INFORMATION

The following unaudited pro forma condensed combined financial statements give effect to the proposed merger between the Company and SG Blocks and certain other transactions between the Company and SG Blocks as provided for in the Merger Agreement.

On July 27, 2011, the Company and SG Blocks signed the Merger Agreement whereby at the closing 100% of the shares of SG Blocks will be canceled and extinguished and converted into 36,050,741 shares of the Company’s common stock. As a result of the transaction, the former owners of SG Blocks will become the controlling stockholders of the Company. Accordingly, the merger of the Company and SG Blocks is a reverse merger that will be accounted for as a recapitalization of SG Blocks. Upon completion of the merger, the Company will change its name to SG Blocks, Inc. The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet as of June 30, 2011 combines the balance sheets of the Company and SG Blocks and gives pro forma effect to: (i) the reverse merger between the Company and SG Blocks in which SG Blocks is deemed to be the acquiring entity for accounting purposes, (ii) 408,750 shares of the Company’s common stock issued to Ladenburg and (iii) certain other transactions completed at the time of the merger as if the Company and SG Blocks completed such transactions as of June 30, 2011. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and six months ended June 30, 2011 combine the statement of operations of the Company and SG Blocks for each of those periods and give pro forma effect to these transactions as if they were completed on January 1, 2010 and January 1, 2011, respectively.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the separate historical financial statements of the Company and SG Blocks appearing elsewhere herein. These pro forma condensed combined financial statements may not be indicative of what would have occurred if the reverse acquisition had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

Substance of the transaction

At the closing of the merger:

•	The Company will issue 36,050,741 shares of common stock with a par value of $0.01 to the shareholders of SG Blocks in exchange for all outstanding shares of SG Blocks common stock.

•	The Company will issue 408,750 shares of common stock to Ladenburg for merger related consulting fees. The value of these shares was based on valuation models developed by the Company.

•	All outstanding SG Blocks warrants will be cancelled and substituted with warrants of similar tenor to purchase an aggregate 1,145,509 shares of the Company’s common stock.

•
The current holders of the Company’s common stock will own an aggregate of 8% of the Company’s common stock on a fully diluted basis, the stockholders and warrant holders of SG Blocks will beneficially own an aggregate of 91% of the common stock of the Company on a fully diluted bases and Ladenburg will own an aggregate of 1% of the common stock of the Company on a fully diluted basis (not including warrants to purchase shares of SG Blocks stock it will receive in the merger as a result of it currently holding warrants to purchase shares of SG Blocks common stock). The accumulated deficit of the Company will be eliminated to reflect the legal capitalization of the combined entity upon the completion of the merger.

SG BLOCKS, INC.

Proforma Balance Sheet
(Unaudited)

June 30, 2011	Note:	CDSI Holdings Inc.(1)	SG Blocks, Inc.(2)	Proforma Adj. – Debit	Proforma Adj. – Credit	Proforma As Adjusted

Assets
Current assets:
Cash and cash equivalents		$13,430	$1,542,998			$1,556,428
Accounts receivable, net		—	170,163			170,163
Costs and estimated earnings in excess of billings on uncompleted contracts		—	—			—
Inventory		—	344,923			344,923
Prepaid expenses and other current assets		—	11,111			11,111
Total current assets		13,430	2,069,195	—	—	2,082,625
Equipment, net			8,084			8,084
Totals		$13,430	$2,077,279	$—	$—	$2,090,709
Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable and accrued expenses		$37,962	$426,159			$464,121
Accrued compensation and related costs		—	—			—
Accrued interest		8,253	2,588			10,841
Related party accrued expenses		—	25,109			25,109
Short-term notes payable		—	51,247			51,247
Related party notes payable		—	—			—
Billings in excess of costs and estimated earnings on uncompleted contracts		—	—			—
Deferred revenue		—	406,660			406,660
Convertible promissory notes, net of discount of $90,989		—	—			—
Derivative conversion option liabilities		—	—			—
Warrant liabilities			110,420			110,420
Total current liabilities		46,215	1,022,183	—	—	1,068,398
Revolving credit promissory note from related party		68,500				68,500
Stockholders' equity (deficit):
Preferred stock		—	—	—	—	—
Common stock	3	32,700	1,781	1,781	364,595	397,295
Additional paid-in capital	3	8,223,444	4,999,600	8,720,243		4,502,801
Accumulated deficit	3	(8,357,429)	(3,946,285)	—	8,357,429	(3,946,285)
Total stockholders' equity (deficit)		(101,285)	1,055,096	8,722,024	8,722,024	953,811
Totals		$13,430	$2,077,279	$8,722,024	$8,722,024	$2,090,709

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

(1)	Derived from the historical balance sheet of CDSI Holdings, Inc. appearing elsewhere in this form 14C.

(2)	Derived from the historical balance sheet of SG Blocks Inc. appearing elsewhere in this form 14C.

(3)	To record effect of reorganization and merger pursuant to the Merger Agreement dated July 27, 2011 including:

a.	Cancelation and extinguishment of all issued and outstanding SG Blocks, Inc. common stock

b.	Issuance of 36,050,741 CDSI, Inc. common stock to the SG Blocks, Inc. shareholders

c.	Issuance of 408,750 CDSI, Inc. common stock to Ladenburg Thalmann & Co., Inc.

SG BLOCKS, INC.

Proforma Statement of Operations
(Unaudited)

Six Months Ended June 30, 2011	Note:	CDSI Holdings Inc.(1)	SG Blocks, Inc.(2)	Proforma Adj. – Debit	Proforma Adj. – Credit	Proforma As Adjusted
Revenue:
SG block sales		$—	$2,523,599			$2,523,599
Engineering services		—	4,190			4,190
Project management		—	64,894			64,894
		—	2,592,683	—	—	2,592,683
Cost of revenue:
SG block sales		—	2,178,696			2,178,696
Engineering services		—	713			713
Project management		—	37,904			37,904
		—	2,217,313	—	—	2,217,313
Gross profit		—	375,370	—	—	375,370
Operating expenses:
Payroll and related expenses		—	468,597			468,597
General and administrative expenses	3	52,042	311,537		52,042	311,537
Marketing and business development expense	4	—	165,600	92,610		258,210
Pre-project expenses		—	45,165			45,165
Total		52,042	990,899	92,610	52,042	1,083,509
Operating loss		(52,042)	(615,529)	(92,610)	(52,042)	(708,139)
Other income (expense):
Interest expense	3	(4,323)	(2,034)	(4,323)		(2,034)
Interest income		—	27			27
Change in fair value of derivative liabilities		—	1,929			1,929
Cancellation of trade liabiliites and unpaid interest		—	30,498			30,498
Total		(4,323)	30,420	(4,323)	—	30,420
Net loss		$(56,365)	$(585,109)	$(96,933)	$(52,042)	$(677,719)
Net loss per share – basic and diluted: Basic and diluted		$(0.02)				$(0.02)
Weighted average shares outstanding: Basic and diluted		3,270,000				37,944,887

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENTS OF OPERATIONS

(1)	Derived from the historical statement of operations of CDSI Holdings Inc. appearing elsewhere in this form 14C.

(2)	Derived from the historical statement of operations of SG Blocks Inc. appearing elsewhere in this form 14C.

(3)	Reflects elimination of operations of CDSI.

(4)	Reflects a merger expense calculated based on the enterprise value of SG Blocks, Inc. divided by the shares outstanding immediately after the merger.

SG BLOCKS, INC.

Proforma Statement of Operations
(Unaudited)

Year Ended December 31, 2010	Note:	CDSI Holdings Inc.(1)	SG Blocks, Inc.(2)	Proforma Adj. – Debit	Proforma Adj. – Credit	Proforma As Adjusted
Revenue:
SG block sales		$—	$1,190,004			$1,190,004
Engineering services		—	181,312			181,312
Project management		—	545,249			545,249
		—	1,916,565	—	—	1,916,565
Cost of revenue:
SG block sales		—	803,453			803,453
Engineering services		—	104,369			104,369
Project management		—	431,337			431,337
		—	1,339,159	—	—	1,339,159
Gross profit		—	577,406	—	—	577,406
Operating expenses:
Payroll and related expenses		—	963,075			963,075
General and administrative expenses	3	35,520	351,006		35,520	351,006
Marketing and business development expense		—	161,425			161,425
Pre-project expenses		—	35,758			35,758
Total		35,520	1,511,264	—	35,520	1,511,264
Operating loss		(35,520)	(933,858)	—	(35,520)	(933,858)
Other income (expense):
Interest expense	3	(2,510)	(396,155)	(2,510)		(396,155)
Interest income	3	1	37	1		37
Change in fair value of derivative liabilities		—	9,275			9,275
Cancellation of trade liabiliites and unpaid interest		—	73,057			73,057
Recovery of unclaimed property	3	2,825	—	2,825		—
Total		316	(313,786)	316	—	(313,786)
Net loss		$(35,204)	$(1,247,644)	$316	$(35,520)	$(1,247,644)
Net loss per share – basic and diluted: Basic and diluted		$(0.01)				$(0.05)
Weighted average shares outstanding: Basic and diluted		3,223,562				23,497,814

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENTS OF OPERATIONS

(1)	Derived from the historical statement of operations of CDSI Holdings Inc. appearing elsewhere in this form 14C.

(2)	Derived from the historical statement of operations of SG Blocks Inc. appearing elsewhere in this form 14C.

(3)	Reflects elimination of operations of CDSI.